UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2018
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

NEWARK, N.J. & BURLINGTON, N.C. - November 8, 2018 - Horizon Blue Cross Blue Shield of New Jersey (Horizon BCBSNJ) and LabCorp® (NYSE: LH) have renewed their long-standing strategic relationship to provide comprehensive clinical laboratory services for the more than 3.8 million people enrolled in Horizon BCBSNJ health plans. LabCorp, which has been the exclusive in-network national clinical laboratory services provider for Horizon BCBSNJ managed care members for more than twenty years, will continue to serve as Horizon BCBSNJ’s exclusive in-network clinical laboratory services provider for its nearly 900,000 Medicaid members. Until January 1, 2019, LabCorp will remain the sole national laboratory for all Horizon PPO and Traditional members, and after that, LabCorp will continue as a preferred provider for those members.

Exhibit Index	Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

November 8, 2018